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                                                                    Exhibit 23.4

                                                           MORGAN
                                                           COMPANY
                                                           CHARTERED ACCOUNTANTS









            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-135706, 333-134813, 333-119236, 333-102691, 333-101106,
333-100807 and 333-66680) of our report, dated September 23, 2005, relating to the consoldiated financial statements of MIV Therapeutics, Inc., appearing in the Annual Report on Form 10-K Inc. of MIV Therapeutics, Inc. for the year ended May 31, 2007.


Vancouver, Canada                                        "Morgan & Company"

August 29, 2007                                          Chartered Accountants